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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549




                                  FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: AUGUST 9, 1996
                      (DATE OF EARLIEST EVENT REPORTED)




                        GARDNER DENVER MACHINERY INC.
           (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     0-23612             76-0419383
(State or Other Jurisdiction of   (Commission File      (I.R.S. Employer
Incorporation or Organization)         Number)         Identification No.)




                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS  62301
           (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
           (Registrant's Telephone Number, Including Area Code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
- ---------------------------------------------

On August 9, 1996, pursuant to a Stock Purchase Agreement dated July 11, 1996 among Gardner Denver Machinery Inc. ("Gardner Denver"), Noramptco, Inc. a Delaware corporation ("Noramptco"), Jacques Lepage, Suzanne Lepage, Anne Lepage and Arthur Lepage, Gardner Denver acquired (i) from Jacques Lepage, all of the issued and outstanding shares of capital stock of Noramptco, all of the issued and outstanding shares of capital stock of Lamcor, Ltd., a United Kingdom corporation, and all of the issued and outstanding shares of capital stock of Lamson Corporation, a New York corporation and a subsidiary of Noramptco, not owned by Noramptco; and (ii) from Jacques Lepage, Suzanne Lepage, Anne Lepage and Arthur Lepage, all of the issued and outstanding capital stock of Lamson Europe S.A., a French corporation, not owned by Noramptco, Lamson Corporation or U.S. Turbine Corporation, a Delaware corporation and a wholly-owned subsidiary of Noramptco. The aggregate purchase price was approximately $30.5 million in cash, subject to adjustment based upon a closing balance sheet, and was negotiated between Gardner Denver and Jacques Lepage as the fair market value for the capital stock acquired.

Funding for this acquisition was provided under Gardner Denver's existing $65 million credit facility, entered into on November 30, 1995, as to which The First National Bank of Chicago acts as agent for itself and the other lenders participating in the credit facility.

The assets indirectly acquired by the acquisition of capital stock are those assets previously used by Noramptco and its subsidiaries in the manufacture and distribution of cast iron centrifugal blower and exhauster component systems and fabricated steel multi-stage centrifugal blowers and exhausters. Gardner Denver currently intends to continue to use such assets for the purposes used by Noramptco and its subsidiaries prior to the subject transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------

(a)  Financial statements of businesses acquired

(b)  Pro forma financial information
     ---------

        Audited financial statements of Noramptco for the fiscal year ended January 31, 1996, in accordance with Rule 3.05 of Regulation S-X, and pro forma financial information prepared pursuant to Article 11
            ---------
        of Regulation S-X, are not currently available. The required financial statements and pro forma financial information will be
                                 ---------
        filed as an amendment to this Form 8-K as soon as practicable but not later than 60 days after this Form 8-K must be filed.

(c)     Exhibits

        2.0 Stock Purchase Agreement dated July 11, 1996, among Gardner Denver, Noramptco, Jacques Lepage, Suzanne Lepage, Anne Lepage and Arthur Lepage. (All schedules and exhibits described in the Stock Purchase Agreement have been omitted and Gardner Denver will furnish supplementally to the Commission, upon request, a copy of any omitted schedule or exhibit.)



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GARDNER DENVER MACHINERY INC.


Date: August 23, 1996               By:      /s/Philip R. Roth
                                        -------------------------------------
                                         Philip R. Roth
                                         Vice President, Finance and
                                            Chief Financial Officer

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                     GARDNER DENVER MACHINERY INC.


                                 EXHIBIT INDEX

EXHIBIT
NO.                               DESCRIPTION
2.0      Stock Purchase Agreement dated July 11, 1996, among Gardner Denver,
         Noramptco, Jacques Lepage, Suzanne Lepage, Anne Lepage and Arthur
         Lepage.